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                                                                   EXHIBIT 10.20


                               VOTING AGREEMENT
                               ----------------


     VOTING AGREEMENT dated as of December 22, 1997 (the "Agreement") between the undersigned holder (the "Holder") of shares of the capital stock of Intirion Corporation, a Delaware corporation (the "Company"), and Mac-Gray Corporation, a Delaware corporation ("Parent").

     The Company, Parent, MI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), and Robert P. Bennett propose to enter into an Agreement and Plan of Merger dated the date hereof (the "Merger Agreement"), pursuant to which Sub would be merged (the "Merger") with and into the Company, and each outstanding share of capital stock of the Company would be converted into the right to receive shares of Parent Common Stock;

     As a condition of its entering into the Merger Agreement, Parent has requested the Holder to agree, and the Holder has agreed, to enter into this Agreement;

     Prior to the date hereof, Parent and the Holder had no agreement, arrangement or understanding (as defined in Section 203 of the Delaware General Corporation Law (the "DGCL")) for the purpose of acquiring, holding, voting or disposing of shares of Company Capital Stock; and

     In consideration for the agreements contained herein, prior to the date hereof, and prior to the time at and date on which Parent became an "interested stockholder" for purposes of Section 203 of the DGCL, the board of the directors of the Company has approved the agreement of the Holder to vote as provided in
Section 2 of this Agreement and not to transfer shares of Company Capital Stock as provided in Section 5(b) of this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Representations and Warranties of the Holder.  The Holder represents
          --------------------------------------------
and warrants to Parent as follows:

          (a) Ownership of Securities. The Holder is the record and beneficial owner of the number of shares of Company Capital Stock (the "Existing Securities") (together with any shares of Company Capital Stock or other securities of the Company hereafter acquired by the Holder, the "Subject Securities") set forth on the signature page to this Agreement. Other than as disclosed in the Schedules to the Merger Agreement, the Holder does not own any securities of the Company on the date hereof other than the Existing Securities. The Holder has sole voting power and sole power to issue instructions with respect to the voting of the Existing Securities, sole power of disposition, sole power of exercise or conversion and the sole power to demand appraisal rights, in each case with respect to all of the Existing Securities and, on the date of the Special Meeting (as defined in the Merger Agreement), will have sole voting power and sole power to issue instructions with respect to the voting of all of the Holder's Subject Securities, sole power of disposition, sole power of exercise
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or conversion and the sole power to demand appraisal rights, in each case with respect to all of the Holder's Subject Securities.

          (b) Power; Binding Agreement. The Holder has full power and authority to enter into and perform all of the Holder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Holder and constitutes a valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby and neither the execution and delivery of this Agreement by the Holder nor the consummation by the Holder of the transactions contemplated hereby nor compliance by the Holder with any of the provisions hereof shall conflict with or result in any breach of any applicable organizational documents of the Company applicable to the Holder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Holder is a party or by which the Holder's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Holder or any of the Holder's properties or assets.

          (d) No Liens. Except as set forth in the Schedules to the Merger Agreement, the Existing Securities are now and, at all times during the term hereof, the Subject Securities will be held by the Holder, or by a nominee or custodian for the benefit of such Holder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder.

     2.   Agreement to Vote Shares.  At every meeting of the stockholders of the
          ------------------------
Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Holder agrees that it shall vote all the Subject Securities that it beneficially owns on the record date of any such vote: (i) in favor of the Merger, the execution and delivery of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement and (ii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (2) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries; (3) (a) any change in the majority of the board of directors of the Company; (b) any material change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation; (c) any other material change in the Company's corporate structure or business; or (d) any other action; which, in the case of each of the matters referred to in clauses (a), (b), (c) or (d) above, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the contemplated economic benefits to Parent of the Merger or the transactions contemplated by the Merger Agreement or this Agreement.

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     3.  IRREVOCABLE PROXY. THE HOLDER HEREBY GRANTS TO, AND APPOINTS SUB AND
         -----------------
THE PRESIDENT OF SUB AND THE TREASURER OF SUB, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF SUB, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF SUB, AND ANY OTHER DESIGNEE OF SUB, EACH OF THEM INDIVIDUALLY, THE HOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE HOLDER'S SUBJECT SECURITIES IN ACCORDANCE WITH SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND THE HOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY IT WITH RESPECT TO THE SUBJECT SECURITIES.

     4.  Representations and Warranties of Parent.
         ----------------------------------------

         (a) Power; Binding Agreement. Parent has full corporate power and authority to enter into and perform all of Parent's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (b) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby and neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby nor compliance by Parent with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable to Parent or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent is a party or by which Parent's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Parent or any of Parent's properties or assets.

     5.  Covenants of the Holder.  The Holder hereby agrees and covenants that:
         -----------------------

         (a) No Solicitation. The Holder shall not, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than Parent or any affiliate of Parent) with respect to the Company that constitutes or could reasonably be expected to lead to an acquisition or purchase of all or (other than in the ordinary course of business) a portion of the assets of, or any equity interest in, the Company, any merger or business combination with the Company or any public or private offering of interests in the Company. If the Holder receives any such inquiry or proposal, then it shall promptly inform Parent of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. The Holder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

                                       3
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         (b)  Restriction on Transfer, Proxies and Noninterference.  The Holder
shall not, directly or indirectly: (i) except pursuant to the terms of the Merger Agreement offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Holder's Subject Securities; (ii) except as contemplated by this Agreement, the Merger Agreement and the Escrow Agreement, grant any proxies or powers of attorney, deposit any such Subject Securities into a voting trust or enter into a voting agreement with respect to any of the Holder's Subject Securities; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling such Holder from performing its obligations under this Agreement.

     6.  Assignment; Benefits.  The rights (but not the obligations) of Parent
         --------------------
hereunder may be assigned, in whole or in part, to Sub or any other direct wholly-owned subsidiary of Parent, to the extent and for so long as it remains a direct wholly-owned subsidiary of Parent. Other than as permitted in the preceding sentence, this Agreement may not be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the Holder, Parent and their respective successors and permitted assigns.

     7.  Notices.  All notices and other communications given or made pursuant
         -------
hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below:

               If to the Holder:

               With a copy to:

                    White & McDermott, P.C.
                    65 William Street, Suite 209
                    Wellesley, MA  02181
                    Fax:  (781) 237-8120
                    Attn:    David A. White, Esq.
                             Scott McDermott, Esq.

          If to Parent or Sub:

                    Mac-Gray Corporation
                    22 Water Street
                    Cambridge, MA 02141
                    Fax:  (617) 492-5386
                    Attn:    Chief Executive Officer

          With a copy to:
                    Goodwin, Procter & Hoar  LLP
                    Exchange Place
                    Boston, MA  02109
                    Fax: (617) 523-1231
                    Attn: Stuart M. Cable, Esq.


                                       4
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or to such other address or telecopy number as any party may have furnished to the other parties in writing in accordance herewith.

     8.  Specific Performance.  The parties hereto agree that irreparable harm
         --------------------
would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     9.  Amendment. This Agreement may not be amended or modified, except by an
         ---------
instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

     10. Governing Law.  This Agreement shall be governed by, construed and
         -------------
enforced in accordance with the laws of the State of Delaware, without regard to its rules regarding conflict of laws.

     11. Counterparts.  This Agreement may be executed in counterparts, each of
         ------------
which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     12. Defined Terms.  Terms used herein but not otherwise defined shall have
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the meanings set forth in the Merger Agreement.

     13. Termination. This Agreement shall terminate upon the earlier of (i) the
         -----------
consummation of the Merger or (ii) the termination of the Merger Agreement pursuant to its terms. The date and time at which this Agreement is terminated in accordance with this Section 13 is referred to herein as the "Termination Date." Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party
               --------  -------
from any liability for such party's wilful breach of this Agreement; and provided further that nothing herein shall limit, restrict, impair, amend or
----------------
otherwise modify the rights, remedies, obligations or liabilities of any person under any other contract or agreement, including, without limitation, the Merger Agreement.

                                 [END OF TEXT]

                                       5
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       IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written above.

                                MAC-GRAY CORPORATION

                                        /s/ Stewart G. MacDonald
                                ----------------------------------------
                                By:  Stewart G. MacDonald
                                Title: President

                                        /s/ Robert P. Bennett
                                ----------------------------------------
                                ROBERT P. BENNETT

                                Shares of Common Stock:       227,568
                                                       -----------------

                                Shares of Series A
                                Preferred Stock:
                                                       -----------------

                                Shares of Senior Redeemable
                                Preferred Stock:
                                                       -----------------

                                EASTECH II LIMITED PARTNERSHIP

                                By:   /s/ G. Bickley Stevens II
                                   -------------------------------------

                                Its:  General Partner

                                Shares of Common Stock:       36,000
                                                       -----------------

                                Shares of Series A
                                Preferred Stock:              16,000
                                                           -------------

                                Shares of Senior Redeemable
                                Preferred Stock:
                                                           -------------

                                EASTECH III LIMITED PARTNERSHIP

                                By:   /s/ G. Bickley Stevens II
                                   -------------------------------------

                                Its:  General Partner

                                Shares of Common Stock:       54,000
                                                       -----------------

                                Shares of Series A
                                Preferred Stock:              24,000
                                                          --------------

                                Shares of Senior Redeemable
                                Preferred Stock:
                                                          --------------